John Hancock Funds II

John Hancock Technical Opportunities Fund (the fund)

Supplement dated July 1, 2017 to the current Class R6 share prospectus (the prospectus), as may be supplemented

Effective July 1, 2017, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee[1]	0.80
Other expenses[2]	0.08
Total annual fund operating expenses	0.88

1“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2017

2Transfer agency fees have been estimated for the first year of operations of the fund’s Class R6 shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	90
3 years	281
5 years	488
10 years	1,084

In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement), determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
All asset levels	0.800%*

*The fee schedule above became effective July 1, 2017.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.